OPPENHEIMERMIDCAP FUND/VA

Supplement dated June 30, 2009 to the

Prospectus and Statement of Additional Information dated April 30, 2009

Effective September 15, 2009, this supplement amends the Prospectus and Statement of Additional Information of Oppenheimer MidCap Fund/VA (the "Fund"), each dated April 30, 2009.

1. The first full paragraph on the cover page of the Prospectus is deleted in its entirety and is replaced by the following:

Oppenheimer MidCap Fund/VA is a mutual fund that seeks capital appreciation by investing in “growth type” companies. It currently emphasizes investments in common stocks of companies whose market capitalizations, at the time of purchase, are within the range of the market capitalizations of the largest and smallest companies included in the Russell Midcap® Index.

2. The section titled "The Fund's Main Investment Strategies," on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

THE FUND'S MAIN INVESTMENT STRATEGIES. The Fund mainly invests in equity securities, such as common stocks, preferred stocks, and convertible securities that the portfolio manager expects to have above-average growth rates. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of "mid-cap" companies. Under normal market conditions, the Fund can invest up to 20% of its net assets, plus borrowings for investment purposes, in stocks of companies in other market capitalizations, if the Manager believes they offer opportunities for growth.

     The Fund defines mid-cap companies as those companies whose market capitalizations, at the time of purchase, are within the range of market capitalizations of the largest and smallest companies included in the Russell Midcap Index. This range is subject to change daily due to market activity and changes in the composition of the Russell Midcap Index. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer's capitalization exceeds or falls below the Fund's definition of a mid-cap issuer.

     The Fund invests primarily in U.S. companies but may also purchase securities of issuers in any country, including developed countries and emerging markets. The Fund has no limits on the amount of its assets that can be invested in foreign securities, but has adopted an operating policy limiting its investments in foreign securities to no more than 25% of its total assets.

3. The section "How the Portfolio Manager Decides What Securities to Buy or Sell," beginning on page 3 of the Prospectus, is deleted in its entirety and is replaced by the following:

HOW THE PORTFOLIO MANAGER DECIDES WHAT SECURITIES TO BUY OR SELL. In selecting securities, the Fund's portfolio manager looks for companies with high growth potential using a "bottom-up" stock selection process. The "bottom-up" approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The portfolio manager looks for companies with revenues growing at above-average rates that might support and sustain above-average earnings. The portfolio manager also evaluates other business and economic factors, including cyclical factors, that might contribute to the company's stock appreciation.

     The Fund's portfolio manager currently focuses on companies with the following characteristics, which may vary in particular cases and may change over time:

•	Companies with a market capitalization, at the time of purchase, within the range of market capitalizations of the largest and smallest companies included in the Russell Midcap Index;

•	An above-average rate of high quality growth that the portfolio manager believes is sustainable;

•	Experienced management teams with proven records;

•	Industry leaders with competitive advantages;

•	Companies with strong financials including low debt.

The portfolio manager monitors individual issuers for changes in business fundamentals and valuation. If the portfolio manager notes a slowdown in the company's internal revenue growth or earnings growth or a negative movement in the company's fundamental economic condition, and if there are other investment alternatives that offer what he believes to be better appreciation possibilities, he will consider selling that stock.

4. The second bulleted paragraph under the section titled "Do the Funds Have Any Restrictions That Are Not Fundamental?," on page 42 of the Statement of Additional Information, is deleted in its entirety and is replaced by the following:

     o MidCap Fund/VA has also adopted the following non-fundamental policy. Under normal market conditions, as a non-fundamental policy, the MidCap Fund/VA invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of growth companies whose market capitalizations, at the time of purchase, are within the range of the market capitalizations of the largest and smallest companies included in the Russell Midcap Index (referred to as "mid-cap" stocks). MidCap Fund/VA's non-fundamental policy of investing at least 80% of its net assets in these investments will not be changed by MidCap Fund/VA's Board of Trustees without first providing shareholders 60 days' written notice.

5. The eighth bullet of text under the section titled "Performance of the Funds – Explanation of Performance Terminology," beginning on page 77 of the Statement of Additional Information, is deleted in its entirety and is replaced by the following:

•	The current Oppenheimer MidCap Fund/VA definition of "mid-cap" stocks (see page 42) is effective as of September 15, 2009

June 30, 2009

PS0620.007